UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 19, 2005

AVISTAR COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31121	88-0383089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Twin Dolphin Drive, Suite 360

Redwood Shores, California 94065

(Address of principal executive offices, including zip code)

(650) 610-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5               Corporate Governance and Management

Item 5.02               Departure of Directors or Principal Officers

(b)           On April 19, 2005, David Solo, a member of the Board of Directors of Avistar Communications Corporation (the “Company”), notified the Company in writing that he will not be standing for re-election to the Board at the Company’s 2005 annual meeting of stockholders, scheduled for June 1, 2005.  Mr. Solo indicated that he has assumed a full time role based overseas, and would be unable to continue to serve as a director of the Company following the annual meeting.  Mr. Solo is expected to remain on the Board until the Company’s 2005 annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVISTAR COMMUNICATIONS CORPORATION

By:	/s/ Robert J. Habig
Robert J. Habig Chief Financial Officer

Date:  April 21, 2005